As filed with the Securities and Exchange Commission on July 9, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-08958



                          The Inland Mutual Fund Trust
               (Exact name of registrant as specified in charter)



                   2901 Butterfield Road, Oak Brook, IL 60523
               (Address of principal executive offices) (Zip code)



                                 Robert D. Parks
                          The Inland Mutual Fund Trust
                   2901 Butterfield Road, Oak Brook, IL 60523
                     (Name and address of agent for service)



                                 (800) 216-9785
               Registrant's telephone number, including area code



                   Date of fiscal year end: October 31, 2003
                                ----------------



                    Date of reporting period: April 30, 2003




Item 1. Reports to Stockholders.

Inland Real Estate Income and Growth Fund
April 30, 2003

Semi-Annual Report




Inland Real Estate Income and Growth Fund
Table of Contents


Letter to Shareholders                                      1


Performance                                                 4


Statement of Assets and Liabilities                         6


Statement of Operations                                     7


Statements of Changes in Net Assets                         8


Financial Highlights                                        9


Schedule of Investments                                     10


Schedule of Investments: Options Written                    13


Notes to the Financial Statements                           14


Board of Trustees                                           19

Inland Real Estate Income and Growth Fund

Dear Shareholder,

     The Inland Real Estate Income and Growth Fund delivered a 2.68% return for the semi-annual period ending April 30, 2003, which is equivalent to an annual return of 5.36%. We believe the fund is now positioned to capitalize on the continued strength of the real estate sector and the improving equity market. US Economic Outlook

     The S&P 500 has gained more than 20% from its March 12 intra-day low. The passage of the tax-cut bill and the ongoing weakness in the US dollar has been good news for the equity markets; however, we believe the market is due for a period of consolidation. The strength in Treasuries has caused some investors to believe that deflation is something to worry about. On May 21, Federal Reserve Chairman Alan Greenspan expressed his concern about deflation before the Joint Economic Committee. Therefore, the key to a recovery is to avoid deflation and find a non-inflationary growth engine for the economy. As long as bond yields are no longer declining in the second half of 2003, the focus will be on earnings. We, however, feel that analyst earnings expectations for the remainder of 2003 are somewhat optimistic, hence our forecast for a period of consolidation.

     Many of our Non-REIT common stock investments experienced significant price increases from their early March lows. We are pleased with our allocation to this portion of the fund; however, the Non-REIT common stock returns are unlikely to repeat that of the first half of 2003. In the near term, we do not foresee any material changes to this portfolio. However, we believe that adding new monies to these holdings following a noticeable price decline is prudent.

US Real Estate

     As a group, real estate investment trusts (REITs) now trade at an approximate 10% premium to their underlying net assets, or Net Asset Value
(NAV). From June 2001 to present, REITs have posted a total return of approximately 45% while NAV growth has been flat. Some REITs warrant a premium to their NAV; however, we find it hard to purchase shares of a company that trades at a significant premium to its NAV. Though we do realize the current interest rate environment is beneficial to REITs, we do think investors should use caution in periods of overextended prices. For 2003, analysts are projecting modestly negative funds from operations (or more commonly known as FFO) growth for the sector versus positive 7% earnings growth for the S&P 500. These are just a few reasons we think the REIT sector is due for a modest correction.

     The fund's position in Retail REITs has proven profitable since they have outperformed the broader REIT sector over the past 27 months. We increased the fund's exposure to this sector during the past six months and will continue to do so since we feel their performance is sustainable. Retail sales per square foot have been and are strong, bankruptcies are manageable, and malls and shopping center REITs are trading in line with their NAVs.

     The Industrial sector is one of the least volatile sectors. We have held a position in this sector relative to our benchmarks. Certain stocks here have presented excellent value plays like First Industrial and EastGroup Properties. Performance for Industrial REITs has been impressive when compared to earnings estimates, which is why we increased our exposure to these stocks.

     The Office sector has traded to lofty levels despite the negative outlook from analysts and investors. However, office REIT Stocks have decreased this past year. We have noted that as a result of tenants taking advantage of low rental rates as opposed to an increase in demand, leasing activity has picked up. Although rental rate decreases have slowed, we feel the competitive environment will remain for at least the next year. The number one ingredient for an office market recovery is job growth and the economy continues to shed jobs. We believe that the worse is over; however, the bottom will be with us for an extended period, which explains our small position in this sector.

     We remain cautious on the apartment sector due to concerns about fundamentals. A strong single-family housing market and excessive new apartment supply have contributed to the poor market conditions. Also, the recent further decline in interest rates and continued job losses could further depress the already weak apartment fundamentals.

     The potential exists for certain sectors public REITs to outperform FFO expectations, we are cautiously optimistic.

Sincerely,

/s/ William A. Rassano
William A. Rassano Investment Committee June 16, 2003


Average Annual Rate of Return


[LINE GRAPH]
                          Class A   Class A - No-Load   NAREIT Composite Index
        3/1/99              9,425         10,000                10,000
       4/30/99              9,828         10,428                10,916
       7/31/99              9,611         10,198                10,599
      10/31/99              8,923          9,467                 9,724
       1/31/00              9,058          9,610                 9,839
       4/30/00              9,707         10,299                10,685
       7/31/00             10,974         11,643                12,026
      10/31/00             10,819         11,479                11,409
       1/31/01             11,359         12,052                12,524
       4/30/01             11,346         12,038                12,802
       7/31/01             11,820         12,541                13,654
      10/31/01             11,684         12,397                13,185
       1/31/02             12,585         13,353                14,312
       4/30/02             13,382         14,198                15,646
       7/31/02             12,967         13,758                15,483
      10/31/02             12,585         13,352                14,189
       1/31/03             12,636         13,407                14,583
       4/30/03             12,922         13,710                15,848

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the period ended April 30, 2003 the Fund has chosen to use the NAREIT Composite Index as its comparison benchmark.

For Periods Ended April 30, 2003
                                                             1 Year ::   Since
                                                                       Inception
                                                                         3/1/99


Inland Real Estate Income and Growth Fund - Class A No-Load  (3.44%)       7.87%

Inland Real Estate Income and Growth Fund - Class A*         (9.03)        6.35%

NAREIT Composite Index**                                      1.28%       11.66%

*    Reflects maximum front-end sales charge of 5.75%.

** The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

Average Annual Rate of Return
[LINE GRAPH]
                          5/17/02     7/31/02    10/31/02    1/31/03    4/30/03
Class C                    10,000       9,517       9,222      9,252      9,457
Class C - No-CDSC          10,000       9,612       9,314      9,345      9,551
NAREIT Composite Index     10,000       9,976       9,142      9,396     10,211




This chart assumes an initial investment of $10,000, made on 05/17/02 (inception). The Class C No-CDSC assumes a maximum contingent deferred sales charge (CDSC) of 1.00%, if shares redeemed within one year of purchase. Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the period ended April 30, 2003 the Fund has chosen to use the NAREIT Composite Index as its comparison benchmark.

For Periods Ended April 30, 2003
                                                                 Since Inception
                                                                     5/17/02

Inland Real Estate Income and Growth Fund - Class C No-CDSC             (4.49%)

Inland Real Estate Income and Growth Fund - Class C*                    (5.43%)

NAREIT Composite Index**                                                 2.10%

* Reflects maximum contingent deferred sales charge (CDSC) of 1.00%, if shares are redeemed within one year of purchase.

** The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

Assets :

         Investments, at current value (cost $9,726,444)           $ 10,639,443
         Cash                                                            37,078
         Dividends receivable                                            13,516
         Interest receivable                                                417
         Receivable from investment adviser                               7,234
         Other assets                                                    27,498

         Total assets                                                10,725,186


Liabilities :

         Options written, at value (premiums received $409,422)         593,475
         Payable for fund shares redeemed                                 5,870
         Accrued expenses                                                75,941

         Total liabilities                                              675,286


Net Assets                                                         $ 10,049,900

Net Assets Consist of :

         Capital stock                                              $ 9,806,873
         Undistributed net investment income                            163,016
         Undistributed accumulated net realized loss on
         investments and option contracts expired or closed            (648,935)
         Unrealized net appreciation/(depreciation) on:
         Investments                                                    912,999
         Written options                                               (184,053)

         Total net assets                                          $ 10,049,900

Class A Shares :

         Net assets                                                 $ 9,708,092
         Shares outstanding (unlimited number authorized)               827,868
         Net asset value offering and redemption price per share        $ 11.73
         Maximum offering price per share                               $ 12.45

Class C Shares :

         Net assets                                                   $ 341,808
         Shares outstanding (unlimited number authorized)                29,230
         Net asset value offering and redemption (may be
         subject to a contingent deferred sales
         charge) price per share                                        $ 11.69

See notes to financial statements

Statement of Operations
Six months ended April 30, 2003 (Unaudited)


Investment Income :

Dividend income                                                       $ 283,980
Interest income                                                           7,864

Total investment income                                                 291,844


Expenses :

Investment advisory fees                                                 49,450
Administration fees                                                       9,855
Shareholder servicing and accounting fees and expense                    25,145
Custody fees                                                              5,171
Federal and state registration fees                                      18,812
Professional fees                                                        45,091
Reports to shareholders                                                   8,332
Trustees' fees and expenses                                               2,715
Miscellaneous                                                            10,855
Distribution fees - Class A                                              11,975
Distribution fees - Class C                                               1,560
Total expense before waiver and reimbursement                           188,961
Less: Waiver of expenses and reimbursement from Adviser                 (71,156)

Net expenses                                                            117,805


Net Investment Income                                                 $ 174,039

Realized and Unrealized Gain (Loss) :

Net realized loss on :
Investments                                                            (145,209)
Written options                                                        (290,757)

Net change in unrealized appreciation / (depreciation) on :
Investments                                                             754,867
Written options                                                        (234,569)
Net gain on investments                                                  84,332


Net Increase in Net Assets Resulting from Operations                  $ 258,371
See notes to financial statements

Statements of Changes in Net Assets
                                                     6 Months Ended  Year Ended

                                                       04/30/2003  10/31/2002
                                                      (Unaudited)


Operations :

Net investments income                                  $ 174,039   $ 284,411
Net realized loss on investments                         (435,966)   (247,241)
Change in unrealized appreciation /
  (depreciation) on investments                          520,298     135,582

Net increase in net assets resulting from operations      258,371     172,752


Capital Share Transactions :

Shares sold                                               512,031   6,983,766
Shares issued to holders in reinvestment of dividends      59,044     113,040
Shares redeemed                                          (433,424)   (886,232)
Net increase in net assets resulting from
  capital share transactions                              137,651   6,210,574


Distributions to Class A Shareholders :

From net investment income                                (98,459)   (190,132)
Total distributions to Class A shareholders               (98,459)   (190,132)


Distributions to Class C Shareholders :

From net investment income                                 (2,701)       (826)
Total distributions to Class C shareholders                (2,701)       (826)


Total Increase in Net Assets                              294,862   6,192,368

Net Assets :

Beginning of period                                     9,755,038   3,562,670

End of period
(including undistributed net investment income
    of $163,016 and $90,137 respectively)            $ 10,049,900 $ 9,755,038



See notes to financial statements Financial Highlights

                                              6 Months
                                                Ended      Year       Year         Year   03/01/1999(1)
                                               04/30/03 :: Ended ::   Ended ::    Ended :: Through
                                             (Unaudited) 10/31/2002 10/31/2001 10/31/2000 10/31/1999
                                             ----------------------------------------------------------
Per Share Data :                                                     Class A
                                             ----------------------------------------------------------
Net asset value, beginning of period          $ 11.54    $ 10.98   $ 10.64      $ 9.22    $ 10.00

Income from investment operations :
Net investment income(5)                         0.20       0.44      0.45        0.49       0.30
Net realized and unrealized gains (losses) on    0.03       0.42      0.39        1.41      (0.82)
securities
Total from investment operations                 0.23       0.86      0.84        1.90      (0.52)

Less distributions :
Dividends from net investment income            (0.04)     (0.30)    (0.50)      (0.41)     (0.26)
Tax return of capital                               -          -         -       (0.07)         -

Total distributions                             (0.04)     (0.30)    (0.50)      (0.48)     (0.26)

Net asset value, end of period                $ 11.73    $ 11.54   $ 10.98     $ 10.64     $ 9.22


Total Return(2)                                  2.68%(3 )  7.71%     8.00%      21.24%     (5.32%)(3)

Supplemental Data and Ratios :
Net assets, in thousands, end of period       $ 9,708    $ 9,503   $ 3,563     $ 1,404      $ 817

Ratio of net expense to average net assets:
Before expense reimbursement                     3.80%(4)   4.19%     6.43%       6.13%     12.71%(4)
After expense reimbursement                      2.38%(4)   2.50%     2.50%       2.11%      1.15%(4)

Ratio of net investment income to
    average net assets:
Before expense reimbursement                     2.10%(4)   2.02%     0.37%       0.89%     (6.20%)(4)
After expense reimbursement                      3.52%(4)   3.71%     4.30%       4.91%      5.36%(4)

Portfolio turnover rate                         10.11%(6)  28.04%(6) 32.61%(6)   15.17%      1.36%(3)

                                             6 Months Ended     May 17, 2002(1)
                                                04/30/03    ::     Through
                                              (Unaudited)      October 31, 2002
Per Share Data :                                           Class C
Net asset value, beginning of period               $ 11.50        $ 12.45

Income from investment operations :
Net investment income(5)                              0.19           0.17
Net realized and unrealized gains
   (losses) on securities                             0.03          (1.02)
Total from investment operations                      0.22          (0.85)

Less distributions :
Dividends from net investment income                 (0.03)         (0.10)

Total distributions                                  (0.03)         (0.10)

Net asset value, end of period                     $ 11.69        $ 11.50


Total Return(7)                                       2.54%(3)      (6.86%)(3)

Supplemental Data and Ratios :
Net assets, in thousands, end of period              $ 342          $ 252

Ratio of net expense to average net assets:
Before expense reimbursement                          4.55%(4)       5.94%(4)
After expense reimbursement                           2.38%(4)       2.50%(4)

Ratio of net investment income to
   average net assets:
Before expense reimbursement                          1.35%(4)       (.03%)(4)
After expense reimbursement                           3.52%(4)       3.41%(4)

Portfolio turnover rate                              10.11%(6)        28.04%(6)

(1)  Commencement of operations.
(2) The total return calculation does not reflect the 5.75% front end sales charge for Class A.
(3)  Not annualized.
(4)  Annualized.
(5)  Calculated using average shares outstanding during the year.
(6) Calcultated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(7) The total return calculation does not reflect the 1.00% contingent deferred sales charge for Class C.

Effective June 1, 2001 Inland Investment Advisors, Inc. became the investment advisor.

See notes to financial statements

Schedule of Investments
April 30, 2003 (Unaudited)

Number
of Shares    Common Stocks - 76.94%*                                 Value



             Diversified REITs - 8.85%*
    9,820    Pennsylvania Real Estate Investment Trust           $ 280,361
   45,700    Sizeler Property Investors, Inc.                      452,430
    1,500    Vornado Realty Trust                                   57,000
    3,800    Washington Real Estate Investment Trust                99,332

                                                                   889,123


             Financial Services - 2.85%*
    7,300    Citigroup Inc.                                        286,525

             Hospitality REITs - 3.70%*
   22,600    Hersha Hospitality Trust                              161,364
    7,300    Hospitality Properties Trust                          210,313

                                                                   371,677


             Industrial REITs - 11.54%*
    6,500    AMB Property Corporation                              177,450
    1,100    CenterPoint Properties Trust                           63,745
   18,775    EastGroup Properties, Inc.                            487,774
   15,400    First Industrial Realty Trust, Inc.                   430,584

                                                                 1,159,553


             Insurance - 0.15%*
      315    Travelers Property Casualty Corp. - Class A**           5,112
      647    Travelers Property Casualty Corp. - Class B**          10,514

                                                                    15,626


             Mortgage REITs - 2.10%*
    5,200    American Mortgage Acceptance Company                   80,236
   11,917    FBR Asset Investment Corporation                      130,849

                                                                   211,085


             Office REITs - 1.19%*
      450    Boston Properties, Inc.                                17,640
      700    CarrAmerica Realty Corporation                         18,256
    1,200    Equity Office Properties Trust                         31,164
    1,050    Prentiss Properties Trust                              28,875
      750    SL Green Realty Corp.                                  24,172

                                                                   120,107


             Office/Industrial REITs - 1.42%*
    1,800    Brandywine Realty Trust                                40,140
    1,800    Duke Realty Corporation                                49,320
    1,710    PS Business Parks, Inc.                                53,198

                                                                   142,658

Schedule of Investments (Continued)
April 30, 2003 (Unaudited)

Number
of Shares    Common Stocks - 76.94%*                                 Value




             Multifamily REITs - 1.51%*
    1,400    Avalonbay Communities, Inc.                          $ 55,846
    3,700    Equity Residential Properties Trust                    95,867

                                                                   151,713


                   Retail - 14.89%*
    7,900    Costco Wholesale Corporation**                        273,577
    4,100    Lowe's Companies, Inc.                                179,949
    7,300    Target Corporation                                    244,112
    8,700    Wal-Mart Stores, Inc.                                 489,984
   10,000    Walgreen Company                                      308,600

                                                                 1,496,222


             Retail REITs - 25.50%*
   26,600    Acadia Realty Trust                                   240,730
    2,000    Chelsea Property Group, Inc.                           79,320
   10,806    Commercial Net Lease Realty                           174,625
    5,180    Developers Diversified Realty Corporation             130,536
      600    General Growth Properties, Inc.                        33,372
    5,400    Glimcher Realty Trust                                 111,564
   11,200    Kimco Realty Corporation                              405,440
    3,500    New Plan Excel Realty Trust                            69,930
    3,700    Pan Pacific Retail Properties, Inc.                   144,744
   26,850    Ramco-Gershenson Properties Trust                     613,523
      700    Simon Property Group, Inc.                             25,704
    1,500    Taubman Centers, Inc.                                  26,265
   34,900    Urstadt Biddle Properties                             448,465
    1,485    Weingarten Realty Investors                            58,658

                                                                 2,562,876


                   Software - 2.65%*
   10,400    Microsoft Corporation**                               265,824

             Specialty - 0.59%*
    1,400    Alexandria Real Estate Equities, Inc.                  59,220

             Total Common Stocks (Cost $6,880,241)             $ 7,732,209

Schedule of Investments (Continued)
April 30, 2003 (Unaudited)

Number
of Shares    Preferred Stocks - 11.11%*                               Value


   7,850     Apartment Investment & Management Company - Class D  $ 197,271
     462     Commercial Net Lease Realty - Class A                   12,289
   4,900     Developers Diversified Realty Corporation - Class C    124,705
     800     First Industrial Realty Trust, Inc.                     20,000
   8,300     Glimcher Realty Trust - Class B                        209,160
   9,900     Innkeepers USA Trust - Class A                         237,600
   5,000     Kimco Realty Corporation - Class A                     127,500
   1,000     Mid-America Apartment Communities, Inc. - Class A       25,800
   2,900     ProLogis                                                73,080
      16     Public Storage, Inc. - Class A                             437
   3,560     Taubman Centers, Inc. - Class A                         88,466

             Total Preferred Stocks (Cost $1,076,403)           $ 1,116,308

Contracts
(100 shares
 per
contract)    Call Options Purchased - 0.49%*                         Value


     300     KB HOME
             Expiration July 2003, Exercise Price $60.00           $ 3,000
     100     M.D.C. Holdings, Inc.
             Expiration September 2003, Exercise Price $50.00       20,500
     100     Pulte Homes, Inc.
             Expiration July 2003, Exercise Price $60.00            25,500

             Total Call Options Purchased (Cost $27,874)          $ 49,000

Principal
  Amount     Short-Term Investments - 17.33%*                        Value


             U.S. Government - 12.53%*
$ 1,259,000  Federal Home Loan Bank, 1.00%, 5/1/2003           $ 1,259,000

             Variable Rate Demand Notes # - 4.80%*
    240,937  American Family Financial Services Inc., 0.91%      $ 240,936
    241,990  Wisconsin Corporate Central Credit Union, 0.99%       241,990

                                                                   482,926


             Total Short-Term Investments (Cost $1,741,926)      1,741,926

             Total Investments (Cost $9,726,444)                10,639,443

             Liabilities Less Other Assets - (5.87%)*            (589,543)



             Total Net Asset - 100.00%                        $ 10,049,900


*    Calculated as a percentage of net assets.
**   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of April 30, 2003.

See notes to financial statements

Schedule of Investments: Options Written
April 30, 2003 (Unaudited)
Contracts (100 shares per contract)                                        Value




Call Options

             Avalonbay Communities, Inc.
       14    Expiration October 2003, Exercise Price $35.00              $ 6,720

             Equity Residential Properties Trust
       37    Expiration October 2003, Exercise Price $25.00                6,105

             KB HOME
      100    Expiration July 2003, Exercise Price $55.00                   7,000
      200    Expiration October 2003, Exercise Price $55.00               39,000

                    M.D.C. Holdings, Inc.
      100    Expiration June 2003, Exercise Price $45.00                  27,500
      170    Expiration September 2003, Exercise Price $50.00             37,400
      100    Expiration September 2003, Exercise Price $45.00             43,000
       30    Expiration September 2003, Exercise Price $50.00              6,150

                      Pulte Homes, Inc.
      100    Expiration July 2003, Exercise Price $60.00                  25,500
      200    Expiration October 2003, Exercise Price $60.00               86,000

                   The Ryland Group, Inc.
      550    Expiration October 2003, Exercise Price $55.00              247,500

                        S&P 100 Index
       40    Expiration December 2004, Exercise Price $560.00             61,600

             Total Call Options Written (Premiums received $409,422)   $ 593,475

See notes to financial statements

Notes to the Financial Statements
April 30, 2003 (Unaudited)

1}   Organization

The Inland Mutual Fund Trust (f/k/a Jefferson Fund Group Trust) (the "Trust") was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company issuing its shares in series. The only series presently authorized is the Inland Real Estate Income & Growth Fund (f/k/a Jefferson REIT Fund) (the "Fund"). The Fund is a non-diversified fund. The Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The primary focus of the Fund is to provide high current income and secondarily produce capital appreciation, primarily through investments in equity securities of real estate investment trusts and real estate operating companies. The Fund may also invest in securities of companies outside the real estate industry.

The Fund is authorized to issue three classes of shares in an unlimited number, without par value. The Class A shares are subject to a servicing fee at an annual rate up to 0.25% of net assets pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.75% of the public offering price or 6.10% of the net amount invested for Class A shares. The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchases of Class A shares initially purchased in an amount of $1,000,000 or more. The Class B shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge up to 5.00% is imposed on redemptions within six years of purchase. The Class B shares automatically convert into Class A shares after eight years. Class B shares have not commenced operations. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions within one year of purchase. Class C shares commenced operations on May 17, 2002.

2}   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A} Investment Valuations - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held my be paid in full and distributions of capital returns may be made at any time.

B} Written Option Accounting - The Fund writes (sells) put and call options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercised price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 5 for options written by the Fund for the six months ended April 30, 2003.

C} Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as "regulated investment companies" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. Generally accepted accounting principles in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

D} Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

E} Distributions to Shareholders - Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

F} Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G} Investment Income and Investment Transactions -Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

H} Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

3}   Capital Share Transactions

Transactions in capital shares of the Fund were as follows:

                  6 Months ended                  Year ended
                       4/30/2003                 10/31/2002

Class A                   Amount     Shares           Amount           Shares

Shares sold              402,655     34,352        6,722,741          564,418

Shares issued
to holders in
reinvestment of           57,159      4,868          112,398            9,173
dividends

Shares redeemed         (407,188)   (34,704)        (886,195)         (74,787)

Net increase             $52,626      4,516       $5,948,944          498,804

                      6 Months ended                  Year ended
                           4/30/2003                  10/31/2002

          Class C             Amount    Shares          Amount       Shares

Shares sold                  109,376     9,362         261,025       21,871

Shares issued
to holders in
reinvestment of                1,885       161             642           53
dividends

Shares redeemed              (26,236)   (2,214)            (37)          (3)

Net increase                 $85,025     7,309        $261,630       21,921

4}   Investment Transactions

The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the six months ended April 30, 2003, were as follows:

                          Purchases: :        Sales

U.S. Government                --               --

Other                 $   871,633      $  1,633,170

5}   Option Contracts Written

The premium amount and the number of option contracts written during the six months ended April 30, 2003 were as follows:

Call Options                      Premium Amount : :  Number of Contracts

Call options outstanding,
beginning of period                     $ 75,201                      549

Call options written                     906,841                    5,897

Call options closed                    (473,344)                  (3,441)

Call options exercised                   (1,485)                     (15)

Call options expired                    (97,791)                  (1,349)

Call options outstanding,
end of period                          $ 409,422                    1,641
Put Options                       Premium Amount : :  Number of Contracts

Put options outstanding,
beginning of period                    $ 133,293                      571

Put options written                       24,218                      772

Put options closed                     (106,332)                    (371)

Put options exercised                         --                       --

Put options expired                     (51,179)                    (972)

Put options outstanding,
end of period                                 --                       --

6}   Investment Advisory and Other Agreements

Inland Investment Advisors, Inc. ("the Adviser") became the investment adviser to the Fund on June 1, 2001. As of March 1, 2002, for its services to the Fund under the advisory agreement, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets. For the period November 1, 2001 through February 28, 2002, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.50% of the Fund's average daily net assets.

The Fund has adopted a plan providing that if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of average net assets for Class A, Class B and Class C, the Advisor may waive or may reimburse the Fund for the amount of such excess. Accordingly, for the six months ended April 30, 2003, the Advisor waived and reimbursed the Fund $71,156.

The Trust has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Trust to reimburse the Distributor for a portion of the costs incurred in distributing the Fund's Class A shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Fund's Class A shares. The Fund's Class A shares incurred $11,975 in fees pursuant to the Plan for the six months ended April 30, 2003. The Class B shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge up to 5.00% is imposed on redemptions, within six years of purchase. The Fund's Class B shares have not commenced operations. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions, within one year of purchase. The Fund's Class C shares incurred $1,560 in fees pursuant to the Plan for the six months ended April 30, 2003.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund. Inland Securities Corporation serves as Distributor for the Fund.

Board of Trustees                       Custodian
J. Michael Borden                       U.S. Bank, N.A.
Delavan, WI                             425 Walnut Street
                                        Cincinnati, OH 45202
Daniel L. Goodwin
Oak Brook, IL                           Transfer Agent and
                                        Dividend Disbursing Agent
Lawrence Harb                           U.S. Bancorp Fund Services, LLC
Okemos, MI                              615 East Michigan Street
                                        Milwaukee, WI 53202
Richard Imperiale
Milwaukee, WI                           Independent
                                        Accountants
F. L. Kirby                             KPMG LLP
Chicago, IL                             303 East Wacker Drive
                                        Chicago, IL 60601
John Komives
Milwaukee, WI                           Legal Counsel
                                        Foley & Lardner
Lawrence Kujawski                       777 East Wisconsin Avenue
Milwaukee, WI                           Milwaukee, WI 53202

Roberta S. Matlin                       Distributor
Oak Brook, IL                           Inland Securities Corporation
                                        2901 Butterfield Road
Robert D. Parks                         Oak Brook, IL 60523
Oak Brook, IL
                                        Investment Adviser
                                        Inland Investment Advisors, Inc.
                                        2901 Butterfield Road
                                        Oak Brook, IL 60523



Item 2. Code of Ethics.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 3. Audit Committee Financial Expert.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. [Reserved]


Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Principal Executive Officer and Principal Financial Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the Filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)  The Inland Mutual Fund Trust
              ---------------------------------------------------------------

By (Signature and Title)  /s/ Robert D. Parks
                          ---------------------------------------------------
                              Robert D. Parks, Principal Executive Officer

Date July 9, 2003
     ------------------------------------------------------------------------




         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)  The Inland Mutual Fund Trust
              ---------------------------------------------------------

By (Signature and Title) /s/ Roberta S. Matlin
                         ----------------------------------------------
                             Roberta S. Matlin, Principal Financial Officer

Date July 9, 2003
     -----------------------------------------------------------------------